Exhibit 99.1

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First Dallas Securities 2006 Summer Investment Forum August 30, 2006

Safe Harbor Act Our Presentation includes, and our response to various questions may include, forward-looking statements about the Company’s revenues and earnings and about our future plans and objectives.  Any such statements are subject to risks and uncertainties that could cause the actual results and the implementation of the Company’s plans and operations to vary materially.  These risks are discussed in the Company’s filings with the S.E.C. Reddy Ice Holdings, Inc. Safe Harbor Statement Under the Private Securities Litigation Reform  Act of 1995

Jim Weaver President and Chief Operating Officer Business Overview and Investment Highlights

Business Overview Largest manufacturer and distributor of packaged ice in the US $350.8 million of pro forma revenues and $93.4 million of pro forma Adjusted EBITDA in LTM 6/30/06 80% of revenues are in states where we are the market leader Industry consolidator 11 Ice acquisitions in 2004 9 Ice acquisitions post–IPO Our strategy includes pursuing strategic Ice “add-on” acquisitions Leading market position Largest company in the industry Industry leader throughout the attractive Sun Belt market Region served has warm weather, extended peak selling season and favorable population growth patterns Competes on the basis of high service level and product quality High barriers to entry and low competition Note: PNG images have dotted edges, but display fine in SlideShow Mode - justin kawashima

Supermarkets and Mass Merchants 45%  Gas Stations/ Convenience Stores  28% Independent Distributors  13%  Other  14% Product and Channel Mix Diversified Distribution Channels  (% of packaged ice tons sold) Product Mix  (% of Revenue) Ice  95% Non-Ice 5%  (1)  Based on 2005 Information.

Reddy Ice has significant scale and distribution advantages over its competitors. Strategic Multi-State Presence and Infrastructure in Attractive and Growing Ice Markets Arctic Glacier Rev:  $225 million(2) (17% of Sales in Canada) Home City Ice Rev:  $61 million(3) Reddy Ice Rev:  $350 million(1) 3-D Map is done in Illustrator CS, (following MapInfo-plotted points):  “Highlighted Map AI 8435790” “Highlighted Map EMF 8435790” (exported EMF from above AI file) inserted at 67%. NOTE (as of 5/2006):   Manual changes to map have been made via Illustrator, BYPASSING orig. Source MapInfo Map:  K:\MapInfo\ Group Maps\AcqFin\ Reddy Ice_8435790_NY\ Reddy Ice_8435790_NY.WOR Window: Reddy Ice 3-D Map (no longer current) Original File with notes on conversion process: iManage Illustrator final:   '3-D Map AI 6820911'  (file # 6820953) 82,000 customer locations in 31 states and the District of Columbia. Corporate Headquarters Manufacturing Facility Refrigerated Warehouse Bottled Water Plant Distribution Center (1) Pro forma LTM 6/30/06. (2) Estimated Pro forma LTM 6/30/06 using company data in public filings (3) Data from Hoovers online.

Favorable Industry Dynamics Packaged ice is a $1.8 billion industry in the US(1) Approximately $900 million produced by 3rd party manufacturers with the rest produced in-house   Reddy Ice and two other regional players control approximately two thirds of 3rd party manufacturing The remaining 3rd party manufacturing is made up of several hundred small players with revenues varying from $0.1 million to $10.0 million Industry continues to consolidate, driven primarily by regional leaders Stable product demand with minimal economic sensitivity Industry volume growth in line with population growth Population growth in the southern United States is outpacing the rest of the US Point of purchase shift away from mom and pop retailers to national chains (1) Derived from information supplied by the International Packaged Ice Association.

Favorable Industry Dynamics (cont.) Ice is not brand dependent at the consumer level Only one packaged ice option per retail location Small ticket convenience purchase Ice is one of the highest in-store gross margin products Satisfying retailer demands is critical  Manufacturing capacity must ensure reliable supply, particularly during peak demand Strong distribution network ensures on-time delivery Direct store delivery product with excellent inventory turns

Strong Financial Performance  Since IPO Consistent revenue and EBITDA growth LTM 6/30/06 revenue and pro forma adjusted EBITDA up 18.3% and 14.9%, respectively from LTM 6/30/05 Maintain low payout ratio and increase dividend Dividend increased from $1.53 to $1.60 Continue to delever Total HoldCo Debt/pro forma adjusted EBITDA is 3.9x, compared to 4.8x at IPO Pursue “ tuck-in” acquisitions Completed 9 “tuck-in” acquisitions for $11.0 million, with several more in the pipeline Execute 10 lb. bag conversion strategy with success Goal at IPO ü ü ü ü ü

Investment Highlights Industry Leader High Barriers to Entry Industry Consolidator Industry Consolidator High Quality, Long-Term Customers Attractive Organic Growth Opportunities Consistent and Growing Free Cash Flow

Industry Leader Unrivaled presence, scale and size in our markets Competitors generally lack size and scale to effectively service regional and national chains If Wal-Mart were to replace us, we estimate it would need approximately 75 suppliers to fulfill the service that we currently provide Competitors often lack capacity to meet peak demand for local customers Majority of competitors have less than $1 million of revenue Reddy Ice is typically the sole-source supplier of ice, which optimizes purchasing and the supply chain for the retailer Ability to serve broad geographic market provides a substantial point of differentiation Manufacturing capacity and strong distribution network ensure reliable supply and on-time delivery

Attractive Organic Growth Opportunities Consolidating Retail Vendor Base Food retailers continue to consolidate vendors to reduce costs  Well positioned to grow with large national and regional customers as they consolidate the retail vertical Uniquely positioned to serve 100% of the needs of national and multi-regional retailers Expanding Markets We maintain a leading market presence in many of the fastest growing metropolitan areas, mostly in the “Sun Belt” Population growth in these key markets outpaces the rest of the US Growth from Existing Customers Continued growth of national chains drives our core market growth  Wal-Mart opened over 150 new stores in our regions in 2005 Wal-Mart expects to open a similar number of new stores in 2006 in our regions New Product Introductions Through our control of the distribution channel, we are able to introduce new bag sizes at various price points  Enhances our product mix and increases our sales and operating margins

Solid Demand and Pricing Environment Between 2000 and 2005, volume sold to the regional and national chain customers increased at approximately a 4% CAGR As a % of total packaged ice volume sold, the portion attributed to these customers increased from 54% in 2002 to 57% in 2005  During the same timeframe, the wholesale price per bag to our regional and national chain customers increased slightly above a 3% CAGR Pricing for the overall business in 2006 is projected to increase at a rate above historical levels Conversion from 7 lb. bags to 10 lb. bags will continue to drive volume increases Regional and National Chain Customers Excludes California operations. Excludes acquisitions made in 2003, 2004 and 2005. 905 824 800 796 761 736 0 200 400 600 800 1,000 1,200 2000 2001 2002 2003 2004 2005 Tons 0 25 50 75 100% % Tons Sold in 10lb. Bags Volume    10lb. Bag Volume (2) (2) (2) (1) (1)

High Barriers to Entry Approximately $290 million in PP&E at cost, over an estimated $400 million replacement value Multi-million start up costs to serve major  markets including: Ice Plant and Equipment Trucks Corporate and Regional Infrastructure Limited overlap with two regional players Installed base of approx. 79,000 merchandisers (cold storage units installed at customer locations) Installed base of approx. 3,000 Ice Factories  Need to serve year-round Small competitors cannot meet peak needs Not economical to transport beyond 100 miles Reddy Ice’s long-term relationships with regional and national retailers, combined with its manufacturing and distribution infrastructure are key barriers to entry.

High Quality, Long-Term Customer Relationships…

…Provide for Diversified and   Growing Revenues 12 pt font size was approved by Beverly Robinson on 3/3/05. 11pt font size “approved” by Justin Kawashima on 03/06/05            Length of    Chain  Type Relationship Wal Mart/Sam’s Club Mass Merch 10 + Albertsons Stores Supermarket 10 + Bashas Supermarket 10 + Bi-Lo/Brunos Supermarket  10 + Food Lion/Kash n Karry Supermarket 10 + H E B Supermarket 8 + Ingles Supermarket 10 + Kroger Supermarket 10 + Publix Supermarket  10 + Safeway  Supermarket 10 + Supervalu Supermarket 10 + Winn Dixie Supermarket 10 + 7-Eleven Conv Store 10 +  Circle K Corp. Conv Store  10 + Exxon Mobil Conv Store 10 + Mapco Express Conv Store 10 + Racetrac Conv Store 10 + The Pantry Conv Store  10 + Valero/Diamond Shamrock Conv Store 10 + Walgreens Pharmacy 10 + In 2005, our largest customer accounted for approximately 11% of sales. Top 20 Ice Customers National footprint and large customer base provide for significant market share, enabling us to outperform competitors We are generally the sole supplier to all these customers

Industry Consolidator The packaged ice industry is highly fragmented Over the last 34 months, we have completed 21 “tuck-in” acquisitions and 1 platform acquisition of Ice companies Total “tuck-in” acquisitions purchase price of approximately $30 million Purchase price range of $0.1 million to $7.5 million per “tuck-in” acquisition “Tuck-in” acquisitions completed in 11 different states and integrated immediately We will continue to pursue selective strategic Ice “add-on” acquisitions Ability to pursue “tuck-in” acquisitions at low multiples and seamlessly integrate acquisitions

Steve Janusek Chief Financial Officer

Financial Goals Focus on total return through dividend as well as share price appreciation driven by delevering and dividend growth Pursue strategic add-on acquisitions that are accretive to cash flow Drive free cash flow growth Maintain margins Moderate CapEx Low working capital requirement Maintain consistent high dividend payout ratio Continually delever

Adjusted EBITDA Revenue Historical Operating Performance  CAGR = 8.6% CAGR = 13.5% Our market leading platform and disciplined operating strategy have allowed us to grow EBITDA substantially faster than revenue. Ice Non-Ice ICE CAGR = 9.9% Pro forma for the sale of California manufacturing operations.  The Company continues to receive revenues from licensing of Ice Factories in California. (1) ($ in millions) ICE CAGR = 15.1% $17.4 $18.6 $19.0 $21.2 $15.0 $209.1 $216.7 $219.6 $268.3 $304.8 $230.3 $235.7 $238.2 $285.7 $319.8 0 70 140 210 280 $350 2001 2002 2003 2004 2005 $4.8 $3.1 $5.0 $5.3 $3.6 $80.8 $54.1 $73.0 $56.9 $46.0 $50.8 (1) $57.2 $61.9 $78.2 $84.4  0 20 40 60 80 $100 2001 2002 2003 2004 2005

 FYE LTM 6/30 Year-Over-Year Comparison Excludes 9 acquisitions since the IPO. Excludes acquisitions made in 2006 that would contribute approximately $1.8 million to pro forma adjusted EBITDA. Excludes purchase of leased assets. Annual dividend initially declared August 2005. On April 27, 2006, Reddy Ice’s Board of Directors increased the annual dividend from $1.53 to $1.60 per share.  2004 2005 2006 Revenue $285.7  $319.8  $345.8 Pro Forma Adjusted EBITDA  $80.2 (1)  $84.8 (2)  $93.4   Less:    Pro Forma Cash Interest Expense $14.7  $14.7  $16.0    Cash Income Taxes 0.3       (0.1)  (0.1)  Net Cash Capital Expenditures(3) 13.3  17.2  17.0    Pro Forma Principal Repayments of Indebtedness 0.6  0.5  0.1    Pro Forma Public Company Expenses 0.8  0.5  0.1  Estimated Pro Forma Cash Available to Pay Dividends $50.5  $52.0  $60.3  Available Cash Per Share $2.33  $2.41  $2.79 Pro Forma Dividend Per Share  1.53 (4)   1.53 (4)   1.60 (5) Pro Forma Dividend 33.1  33.1  34.6  Implied Payout Ratio 66% 64% 57 % Total HoldCo Debt/PF Adjusted EBITDA 4.3 x 4.2 x 3.9 x Sizeable NOLs shield the company from cash taxes in the near term ($ in millions)

 FYE FYE 2005–2006 Summary of Guidance Middle of range for Summary of Guidance per Company press release dated July 27, 2006. Excludes acquisitions made in 2006 that would contribute approximately $1.8 million to pro forma adjusted EBITDA. Excludes purchase of leased assets. Annual dividend initially declared August 2005. On April 27, 2006, Reddy Ice’s Board of Directors increased the annual dividend from $1.53 to $1.60 per share.  2005 2006(1) Revenue $319.8  $340.0 Pro Forma Adjusted EBITDA $84.8 (2)  $92.5   Less:    Pro Forma Cash Interest Expense $14.7  $15.3    Cash Income Taxes (0.1)  1.0  Net Cash Capital Expenditures(3) 17.2  14.5    Pro Forma Principal Repayments of Indebtedness 0.5  0.2    Pro Forma Public Company Expenses 0.5  0.0  Estimated Pro Forma Cash Available to Pay Dividends $52.0  $61.5  Available Cash Per Share $2.41  $2.84 Pro Forma Dividend Per Share 1.53 (4) 1.60 (5) Pro Forma Dividend 33.1  34.6  Implied Payout Ratio 64% 56 % Sizeable NOLs shield the company from cash taxes in the near term ($ in millions)

Controllable Cost Structure FYE Revenue 100% 100% 100 %  COGS  Labor (including benefits)(1) 25  24  23  Bag Expense 6  7   7  Electricity 6  5   5  Drayage 5  6   6  Fuel Costs 3  3   4  Other 15  16   15 Total 60% 61% 60 % SG&A  Labor (including benefits)(1) 7% 7% 8 %  Other 6  6   5 Total 13% 13% 13 % Adjusted EBITDA 27% 26% 27 % Excludes non-cash stock compensation. 2004 2005 LTM 6/30 2006

Capitalization ($ in millions) (1) As of August 4, 2006. (2) Based on LTM 6/30/06 pro forma Adjusted EBITDA of $93.4 million, net capital expenditures of $17.0 million and pro forma cash interest of $16.0 million.  3.8 Total Net HoldCo Debt/PF Adjusted EBITDA(2)  4.8 (PF Adj. EBITDA - CapEx)/Cash Interest Expense(2)  3.9 x Total HoldCo Debt/PF Adjusted EBITDA(2)  $859.5   Total Capitalization  491.6  Market Capitalization(1)  $367.9    Total HoldCo Debt  118.6   10–1/2% HoldCo Sr Discount Notes due 2012  $249.3  Total Senior Secured Debt  0.3 Other Debt  240.0   Term Loan  $9.0   Revolver  $12.6  Cash  As of 6/30/06

Jim Weaver President and Chief Operating Officer Investment Highlights

Investment Highlights Industry Leader High Barriers to Entry Industry Consolidator Industry Consolidator High Quality, Long-Term Customers Attractive Organic Growth Opportunities Consistent and Growing Free Cash Flow

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First Dallas Securities 2006 Summer Investment Forum August 30, 2006